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                                                                   EXHIBIT 10.15

                                 THIRD AMENDMENT


        THIRD AMENDMENT (this "Amendment") dated as of October 26, 1998 to the Assumption Agreement and Amended and Restated Credit Agreement, dated as of November 6, 1997 (as amended by the First Amendment thereto dated as of January 30, 1998 and by the Second Amendment thereto dated as of July 15, 1998 and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TransWestern Publishing Company LLC, a Delaware limited liability company (the "Company"), TWP Capital Corp. II, a Delaware corporation and a wholly owned Subsidiary of the Company ("TWP Capital II"; the Company and TWP Capital II, collectively, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Canadian Imperial Bank of Commerce, New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent") and First Union National Bank, a national banking association, as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent" and, together with the Administrative Agent, the "Agents").


                              W I T N E S S E T H :


        WHEREAS, the Company has requested and the Administrative Agent and the Required Lenders have agreed to amend certain provisions of the Credit Agreement in the manner provided below;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

        SECTION 1. Defined Terms. As used in this Amendment, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

        SECTION 2. Amendment. Subsection 7.10(f) of the Credit Agreement is hereby amended by deleting in its entirety clause (i) of the proviso to said subsection and replacing it with the following:



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                                                                              2


                "(i) except for (a) the acquisition by the Company from Universal Phone Books, Inc. of directories servicing certain areas in Michigan currently contemplated to occur in November 1998, the Total Amount Expended in connection with which shall not exceed $15,000,000 and (ii) the acquisition by the Company from M&M Publishing, Inc. of directories servicing certain areas in Pennsylvania and New York currently contemplated to occur in November 1998, the Total Amount Expended with which shall not exceed $1,200,000, the Total Amount Expended in connection with all Permitted Acquisitions shall not exceed
        (x) in the aggregate in any fiscal year of the Company, $15,000,000 or
        (y) for any single Permitted Acquisition or series of related Permitted Acquisitions either (1) $7,5000,000, if the Total Leverage Ratio of the Company calculated after giving effect to the proposed Permitted Acquisition and the financing thereof is equal to or greater than 5.00 to 1.00, or (2) $10,000,000, if the Total Leverage Ratio of the Company calculated after giving effect to the proposed Permitted Acquisition and the refinancing thereof is less than 5.00 to 1.00;"

        SECTION 4. Representations and Warranties. After giving effect to this Amendment, the Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in Section 3 of the Credit Agreement as if made on and as of the date hereof.

        SECTION 5. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed and delivered by the Borrowers, Holdings and the Required Lenders.

        SECTION 6. Miscellaneous. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The Company agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment including, without limitation, the fees and disbursements of counsel to the Administrative Agent. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their properly and duly authorized officers as of the day and year first above written.



                                       TRANSWESTERN PUBLISHING COMPANY LLC


                                       By:
                                          -------------------------------------
                                          Title:


                                       TWP CAPITAL CORP. II


                                       By:
                                          -------------------------------------
                                          Title:


                                       TRANSWESTERN HOLDINGS L.P.


                                       By:
                                          -------------------------------------
                                          Title:


                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       NEW YORK AGENCY,
                                       as Administrative Agent


                                       By:
                                          -------------------------------------
                                          Title:


                                       CIBC INC., as a Lender


                                       By:
                                          -------------------------------------
                                          Title:


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                                       FIRST UNION NATIONAL BANK,
                                       as Documentation Agent and as a Lender


                                       By:
                                          -------------------------------------
                                          Title:


                                       ARES LEVERAGED INVESTMENT FUND L.P.


                                       By:
                                          -------------------------------------
                                          Title:


                                       BANK OF HAWAII


                                       By:
                                          -------------------------------------
                                          Title:


                                       BANKBOSTON, N.A.


                                       By:
                                          -------------------------------------
                                          Title:


                                       BANKERS TRUST COMPANY


                                       By:
                                          -------------------------------------
                                          Title:


                                       FLEET NATIONAL BANK


                                       By:
                                          -------------------------------------
                                          Title:



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                                       ARCHIMEDES FUNDING, L.L.C.

                                       By: ING Capital Advisors, Inc.,
                                           as Collateral Manager


                                       By:
                                          -------------------------------------
                                          Title:


                                       PAM CAPITAL FUNDING L.P


                                       By: Highland Capital Management L.P.,
                                           as Collateral Manager


                                       By:
                                          -------------------------------------
                                          Title:


                                       KZH-CRESCENT CORPORATION


                                       By:
                                          -------------------------------------
                                          Title:


                                       CRESCENT/MACH I PARTNERS, L.P.


                                       By:
                                          -------------------------------------
                                          Title:


                                       VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST


                                       By:
                                          -------------------------------------
                                          Title:


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                             VAN KAMPEN AMERICAN CAPITAL SENIOR
                             FLOATING RATE FUND


                             By:
                                -----------------------------------------------
                                Title:



                             ALLIANCE INVESTMENT OPPORTUNITIES FUND, L.L.C.


                             By: Alliance Investment Opportunities Management,
                                 L.L.C., as Managing Member

                             By: Alliance Capital Management L.P.,
                                 as Managing Member

                             By: Alliance Capital Management Corporation,
                                 as General Partner


                             By:
                                -----------------------------------------------
                                Title: